SUPPLEMENT
DATED JUNE 17, 2008
TO THE ACTIVA INTERMEDIATE BOND FUND
PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2008


The Board of Trustees of the Activa Intermediate Bond Fund (the "Fund"), at its meeting on June 17, 2008, voted to liquidate the Fund effective July 18, 2008. Shareholders will receive a liquidating distribution as soon as practicable after July 21, 2008. Activa Asset Management, LLC, the Fund's Investment Adviser, has agreed to pay the expenses of the liquidation. No new or additional investments in the Fund will be accepted.